Fluent, Inc.

(Nasdaq: FLNT)

23rd Annual Needham Virtual Growth Conference

January 15, 2021

Forward-Looking Statements Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements speak only as of the date hereof and are based on the Company's current plans and expectations. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve a number of known and unknown uncertainties and risks, many of which are beyond the Company's control. Factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: compliance with a significant number of governmental laws and regulations, including those laws and regulations regarding privacy and data; failure to safeguard the personal information and other data contained in our database; unfavorable global economic conditions, including as a result of health and safety concerns around the ongoing COVID-19 pandemic; failure to compete effectively against other online marketing and advertising companies; dependence on third-party publishers, internet search providers and social media platforms for a significant portion of visitors to our websites; dependence on our key personnel; dependence on emails, text messages and telephone calls, among other channels, to reach users for marketing purposes; competition we face for web traffic; ability to compete and manage media costs in an industry characterized by rapidly-changing internet media and advertising technology, evolving industry standards, regulatory uncertainty, and changing user and client demands; liability related to actions of third-party publishers; limitations on our or our third-party publishers' ability to collect and use data derived from user activities; ability to remain competitive with the shift of online interactions from computers to mobile devices; dependence on third-party service providers; management of the growth of our operations, including the integration of the AdParlor and Winopoly businesses and other acquired business units or personnel; management of unfavorable publicity and negative public perception about our industry; failure to meet our clients' performance metrics or changing needs; risks associated with the expansion of our international operations; failure to detect click-through or other fraud on advertisements; achievement of some or all of the benefits that we expect to achieve as a stand-alone company; failure to adequately protect intellectual property rights, or allegations of infringement of intellectual property rights; compliance with the covenants of our credit agreement; and the potential for failures in our internal control over financial reporting. These and additional factors to be considered are set forth under "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in our other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements when evaluating the information presented herein, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the Unites States, or "GAAP." We present non-GAAP measures, such as Media Margin, Adjusted EBITDA and ratios based on these financial measures, herein as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are, therefore, unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. For reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP measures, please see the Appendix to this presentation.

Fluent helps leading brands and innovative disruptors acquire customers and drive sales & commerce through our technology-enabled, proprietary performance-based marketing platform

FLUENT

Company Snapshot

COMPANY BACKGROUND	
2010	Founded in NYC
500	Clients across multiple industries
4	Offices in NYC, Toronto, South Florida & Kansas City
200+	Employees

FINANCIAL IMPACT	
↑ **14.2%**	Revenue CAGR[1]
↑ **20.5%**	Media Margin[2] CAGR[1]
$1 Bil.	Media spend to date
~900k	Daily registrations on our O&O media properties in 2020

FLUENT

(1) 2016 through 2020P, Q4 '20 and FY '20 figures represent mid-point of preliminary ranges per Form 8-K and press release dated January 14, 2021.
(2) Non-GAAP measure defined as revenue minus cost of revenue (exclusive of depreciation and amortization) attributable to variable costs paid for media & related expenses. Reconciled in Appendix hereto.

Industry Leader in Data-Driven Digital Marketing Services

Connecting consumers & advertisers via the Fluent platform

CONSUMERS

DIGITAL MEDIA PROPERTIES


Get rewarded in a flash.

ADVERTISERS

Attract & engage consumers through our digital media properties

- High-value, incremental audiences
- Advertisers' MVCs (most valuable customers)

DATABASE

Efficient customer acquisition for clients

- Pay-for-performance model
  - CPA, CPL, CPE, CPS
- Aligns client & Fluent objectives

Diversified Media Footprint & Client Base

O&O MEDIA PROPERTIES

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PROMOTIONS | CONTENT | EMPLOYMENT

MARKETS SERVED



US



UK



CA (coming soon)

DIVERSIFIED CLIENT BASE



MEDIA & ENTERTAINMENT
HEALTH & WELLNESS
STAFFING & RECRUITMENT
RETAIL & CPG
OTHER
FINANCIAL PRODUCTS & SERVICES

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FLUENT

Large & Growing Market Opportunity


Digital Ad Spending 2020-24
Billions
+14.3% CAGR
$250
$200
$150
$100
$50
$0
20
21
22
23
24

Source: eMarketer, October 2020


Industry revenue by pricing model
CPM
Hybrid
Performance
1.9%
35.2%
FY2019
62.9%

Note: Totals may not equal 100% due to rounding
Source: IAB/PwC Internet Ad Revenue Report, FY2019


Fluent's Business
100% Performance
28%
CPL
FY 2019
72%
CPA

FLUENT

Strategic Growth Pillars

Performance Marketplace

- 25M active and authenticated consumers/month
- 500 clients
- 1.2M billable actions daily

Media Footprint

- Publisher & media platform partnerships
- International expansion
- Lifecycle marketing / LTV

Proprietary Technology Platform

- Consumer insights
- Data science
- Proprietary analytics and technology stack

Revenue Profile

Annual:


($ mil.)
$182.6
$211.7
$250.3
$281.7
$310.7
$309.7
14.2% CAGR – FY 2016-2020P(1)
2016(1)
2017
2018
2019
2020P(2)

Quarterly:


($ mil.)
Fluent Acquired by IDI, Inc. (12/8/15)
Acquired Q-Interactive (6/8/16)
Name changed to Cogint, Inc. (from IDI) (9/26/16)
Red Violet Spin-off (3/26/18)
Name changed to Fluent, Inc. (from Cogint) (4/16/18)
Acquired AdParlor (7/1/19)
Acquired 50% of Winoploy (4/1/20)
$38.4
$40.0
$51.0
$53.2
$49.2
$51.0
$54.9
$56.5
$56.0
$56.9
$66.5
$70.8
$66.6
$70.6
$64.6
$80.0
$78.9
$71.5
$78.3
$82.0
$81.0
Q1 16(1)
Q2 16(1)
Q3 16(1)
Q4 16(1)
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20P(2)

FLUENT

(1) Represents the portion of revenue reported by IDI/Cogint attributable to Fluent's business retained following the Red Violet Spin-off.
(2) Preliminary figures per Form 8-K and press release dated January 14, 2021. FY CAGR based on mid-point of FY 2020 preliminary figures.

Media Margin[1]



Annual:
($ mil.)
$52.2
$68.9
$92.2
$93.6
$110.4
$109.4
+20.5% CAGR – FY 2016 – 2020P(2)
2016
2017
2018
2019
2020P(2)



Quarterly:
($ mil.)
$35
$30
$25
$20
$15
$10
$5
$-
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
% Margin
$10.9
$11.4
$13.1
$16.3
$15.2
$15.7
$18.3
$19.3
$22.0
$25.8
$22.9
$21.3
$26.3
$23.9
$24.8
$29.7
$32.0
$31.0
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20P(2)

(1) For the definition of Media Margin and a reconciliation from net (loss) income from continuing operations, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

(2) Preliminary figures per Form 8-K and press release dated January 14, 2021. FY CAGR based on mid-point of FY 2020 preliminary figures. Fluent is not able to provide a reconciliation of projected media margin to the most directly comparable expected GAAP results due to the unknown effect, timing and potential significance of certain operating costs and expenses, share-based compensation expense, depreciation and amortization expense, interest expense (net), and the provision for (benefit from) income taxes.

FLUENT

Adjusted EBITDA[1]


Annual:
($ mil.)
$32.5
$44.1
$34.7
$41.0
$39.0
2017
2018
2019
2020P(2)


Quarterly:
($ mil.)
$14
$12
$10
$8
$6
$4
$2
$-
25%
20%
15%
10%
5%
0%
% Margin
$6.7
$7.1
$7.9
$10.7
$9.6
$10.9
$12.4
$11.1
$9.1
$9.7
$4.3
$11.5
$9.0
$9.4
$11.6
$11.0
$9.0
14.5% avg Margin %
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20P(2)

(1) For the definition of Adjusted EBITDA and a reconciliation from net (loss) income from continuing operations, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

(2) Preliminary figures per Form 8-K and press release dated January 14, 2021. Fluent is not able to provide a reconciliation of projected Adjusted EBITDA to the most directly comparable expected GAAP results due to the unknown effect, timing and potential significance of certain operating costs and expenses, share-based compensation expense, depreciation and amortization expense, interest expense (net), and the provision for (benefit from) income taxes.

Note: Historical Adjusted EBITDA reported and reconciled from 2017 onward.

FLUENT

Balance Sheet Summary
(as of 9/30/20)

Assets	($ mil.)
Cash	$15.4
Other Current Assets	62.3
PP&E	2.4
Goodwill & Intangibles	213.2
Other Long-Term Assets	12.0
Total Assets	$305.3

Liabilities & S/H Equity	($ mil.)
Current Liabilities excl. Debt	$38.4
Current Portion LT Debt[1]	4.8
Long-Term Debt, Net[2]	36.4
Other Long-Term Liabilities	9.6
Shareholders' Equity	216.1
Total Liabilities & Shareholders' Equity	$305.3

FLUENT

(1) Includes $1.25M portion of Note Payable due on 7/1/21 in connection with AdParlor acquisition (non-interest bearing) and $3.5M current portion of Refinanced Term Loan due 2023.
(2) Long-term portion of Refinanced Term Loan due 2023 (less unamortized discount of $2.7M). Bears interest at L+7.00%.

Investment Highlights

LEADING DIGITAL PERFORMANCE MARKETPLACE

- 25 Mil. active and authenticated consumers/month
- 500 advertiser clients

MASSIVE MARKET OPPORTUNITY

- $140 Bil. US digital ad spend
- Accelerating shift to digital and performance
- CMO need for measurable ROI on spend ➡ demand for true "performance" marketing

COMPETITIVE ADVANTAGES

- Expansive reach with omnichannel marketing permissions
- Large, proprietary database – 1st-party user insights and preferences, from ~900k daily registrations
- Proprietary analytics, ad serving and direct marketing technologies

LEVERAGEABLE BUSINESS MODEL

- Scalable platform ➡ enables expansion into new markets and client verticals
- High incremental margins – leverageable operating base

STRONG FINANCIAL PROFILE

- 2016 – 2020P CAGRs(1) of **14.2% revenue, 20.5% media margin**(2)
- Robust conversion of Adj. EBITDA to cash flow from operations
- Solid balance sheet

FLUENT

(1) FY 2016 – FY 2020P. Q4 '20 and FY '20 figures represent mid-point of preliminary ranges per Form 8-K and press release dated January 14, 2021.
(2) Non-GAAP measure defined as revenue minus cost of revenue (exclusive of depreciation and amortization) attributable to variable costs paid for media & related expenses. Reconciled in Appendix hereto.

Appendix

Non-GAAP Financial Measures

We present non-GAAP measures, such as Media Margin, Adjusted EBITDA and ratios based on these financial measures, herein as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance.

Media margin, defined as revenue minus cost of revenue (exclusive of depreciation and amortization) attributable to variable costs paid for media and related expenses, is a measure of the efficiency of the Company's operating model. We use media margin and the related measure of media margin as a percentage of revenue as primary metrics to measure the financial return on our media and related costs, specifically to measure the degree by which the revenue generated from our digital marketing services exceeds the cost to attract the consumers to whom offers are made through our services. Media margin is used extensively by our management to manage our operating performance, including evaluating operational performance against budgeted media margin and understanding the efficiency of our media and related expenditures. We also use media margin for performance evaluations and compensation decisions regarding certain personnel.

Adjusted EBITDA, defined as net income (loss), excluding (1) income taxes, (2) interest expense, net, (3) depreciation and amortization, (4) non-cash loss on amendment of warrants, (5) write-off of long-lived assets, goodwill impairment, (6) accrued compensation expense for Put/Call Consideration, (7) share-based compensation expense, (8) acquisition-related costs, (9) restructuring and certain severance costs, (10) certain litigation and other related costs, and (11) one-time items, is another primary metric by which we evaluate the operating performance of our business, on which certain operating expenditures and internal budgets are based and by which, in addition to media margin and other factors, our senior management is compensated. The first three adjustments represent the conventional definition of EBITDA, and the remaining adjustments are items recognized and recorded under GAAP in particular periods but might be viewed as not necessarily coinciding with the underlying business operations for the periods in which they are so recognized and recorded. These adjustments include certain severance costs associated with department-specific reorganizations and certain litigation and other related costs associated with legal matters outside the ordinary course of business. Items are considered one-time in nature if they are non-recurring, infrequent or unusual and have not occurred in the past two years or are not expected to recur in the next two years, in accordance with SEC rules.

Media margin and adjusted EBITDA are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, net (loss) income from continuing operations as indicators of operating performance. Neither of these metrics are presented as measures of liquidity. The way we measure media margin and adjusted EBITDA may not be comparable to similarly titled measures presented by other companies and may not be identical to corresponding measures used in our various agreements.

Media Margin Reconciliation

($ in millions)	2018					2019					2020		
Reconciliation of net (loss) income to media margin:	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net (loss) income	($5,558)	$2,645	$4,462	$1,643	$3,192	$1,045	$715	($4,463)	$956	($1,747)	$408	$452	$1,169
Income taxes	-	-	-	46	46	(35)	-	-	109	74	-	-	65
Non-cash loss on amendment of warrants	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense, net	2,394	1,933	1,862	1,925	8,134	1,776	1,767	1,719	1,628	6,892	1,532	1,333	1,317
Spin-off transaction costs	7,708	-	-	-	7,708	-	-	-	-	-	-	-	-
Write-off of long-lived assets, Goodwill impairment	-	-	-	1,517	1,517	-	-	280	145	425	-	817	-
Depreciation and amortization	3,331	3,338	3,352	3,153	13,174	3,317	3,306	3,642	3,675	13,940	3,733	3,853	3,906
General and administrative	6,659	8,954	9,775	10,620	36,007	10,043	10,294	14,049	13,687	48,065	11,076	10,044	12,772
Product development	734	1,142	1,680	1,723	5,279	2,150	2,287	2,040	1,570	8,055	2,731	3,115	3,355
Sales and marketing	3,102	3,166	3,640	3,754	13,663	3,434	3,058	2,717	2,336	11,545	2,830	2,888	2,925
Non-media cost of revenue[1]	943	814	1,010	706	3,473	1,361	1,475	1,323	2,182	6,341	1,608	2,312	4,173
Media margin	**$19,313**	**$21,992**	**$25,801**	**$25,087**	**$92,193**	**$23,093**	**$22,902**	**$21,307**	**$26,288**	**$93,590**	**$23,913**	**$24,814**	**$29,682**
Revenue	55,989	56,935	66,535	70,821	250,280	66,561	70,560	64,552	80,011	281,684	78,934	71,509	78,280
Media margin % of revenue	34.5%	38.6%	38.8%	35.4%	36.8%	34.7%	32.5%	33.0%	32.9%	33.2%	30.3%	34.7%	37.9%

(1) Represents the portion of cost of revenue (exclusive of depreciation and amortization) not attributable to variable costs paid for media and related expenses.

FLUENT

Media Margin Reconciliation (cont'd)

($ in millions)	2016					2017				
Reconciliation of net (loss) income from continuing operations to media margin:	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net (loss) reported by IDI/Cogint	($6,772)	($7,184)	($9,744)	($5,386)	($29,086)	($12,725)	($20,409)	($14,095)	($5,977)	($53,206)
Net (loss) income from discontinued operations[1]	(2,955)	2,223	(12,480)	(3,657)	(16,869)	(2,893)	(12,133)	(3,334)	(3,140)	(21,500)
Net (loss) income from continuing operations	**($3,817)**	**($9,407)**	**$2,736**	**($1,729)**	**($12,216)**	($9,832)	($8,276)	($10,761)	($2,837)	($31,706)
Income taxes	(3,536)	(3,503)	(4,493)	(2,531)	(14,063)	-	-	-	-	-
Non-cash loss on amendment of warrants	297	976	-	224	1,497	-	-	-	1,005	1,005
Interest expense, net	1,825	1,856	1,879	2,032	7,593	2,227	2,445	2,426	2,585	9,683
Write-off of long-lived assets, Goodwill impairment	-	-	-	-	-	3,626	-	-	-	3,626
Depreciation and amortization	2,534	2,847	3,320	3,323	12,024	3,205	3,234	3,297	3,319	13,055
General and administrative expenses	10,051	15,287	5,386	10,664	41,388	11,286	13,921	18,392	11,495	55,094
Product development	622	660	490	632	2,404	662	612	647	657	2,578
Sales and marketing expenses	2,381	2,197	2,786	3,282	10,647	3,169	3,053	3,161	2,590	11,973
Non-media cost of revenue[2]	497	523	1,012	900	2,931	873	709	1,100	889	3,571
Media margin	**$10,853**	**$11,437**	**$13,118**	**$16,796**	**$52,205**	**$15,216**	**$15,698**	**$18,262**	**$19,703**	**$68,879**
Revenue	38,393	40,016	50,991	53,214	182,614	49,194	51,031	54,942	56,523	211,690
Media margin % of revenue	28.3%	28.6%	25.7%	31.6%	28.6%	30.9%	30.8%	33.2%	34.9%	32.5%

FLUENT

(1) Represents the portion of net (loss) income reported by IDI/Cogint attributable to the business operations discontinued in connection with the Red Violet Spin-off.
(2) Represents the portion of cost of revenue (exclusive of depreciation and amortization) not attributable to variable costs paid for media and related expenses.

Adjusted EBITDA Reconciliation

($ in millions)	2017					2018					2019					2020		
Reconciliation of net (loss) income to adjusted EBITDA:	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**
Net (loss) income	($9,832)	($8,276)	($10,761)	($2,837)	($31,706)	($5,558)	$2,645	$4,462	$1,643	$3,192	$1,045	715	($4,463)	$956	($1,747)	$408	$452	$1,169
Income taxes	-	-	-	-	-	-	-	-	46	46	(35)	-	-	109	74	-	-	65
Interest expense, net	2,227	2,445	2,426	2,585	9,683	2,394	1,933	1,882	1,925	8,134	1,778	1,767	1,719	1,628	6,892	1,532	1,333	1,317
Depreciation and amortization	3,205	3,234	3,297	3,319	13,055	3,331	3,338	3,352	3,153	13,174	3,317	3,306	3,642	3,675	13,940	3,733	3,853	3,906
Non-cash loss on amendment of warrants	-	-	-	1,005	1,005	-	-	-	-	-	-	-	-	-	-	-	-	-
Write-off of long-lived assets, Goodwill impairment	3,626	-	-	-	3,626	-	-	-	1,517	1,517	-	-	280	145	425	-	817	-
Accrued compensation expense for Put/Call consideration	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	530	654
Share-based compensation expense	6,854	8,094	10,508	5,669	31,125	6,648	2,614	2,593	2,826	14,681	2,275	2,954	2,790	2,322	10,341	2,397	1,281	1,170
Acquisition related costs	-	1,144	1,799	482	3,425	417	140	119	-	676	-	448	-	35	483	47	15	89
Restructuring and certain severance costs	668	505	675	269	2,117	2,322	269	-	-	2,591	110	250	-	1,596	1,956	-	-	565
Certain litigation and other related costs	-	-	3	199	202	46	-	-	-	46	489	227	375	1,044	2,135	907	1,115	2,671
One-time items[1]	-	-	-	-	-	-	-	-	-	-	168	-	-	17	185	-	-	-
Adjusted EBITDA	**$6,748**	**$7,146**	**$7,947**	**$10,691**	**$32,532**	**$9,600**	**$10,939**	**$12,408**	**$11,110**	**$44,057**	**$9,147**	**$9,667**	**$4,343**	**$11,527**	**$34,684**	**$9,024**	**$9,396**	**$11,606**
Revenue	49,194	51,031	54,942	56,523	211,690	55,989	56,935	66,535	70,821	250,280	66,561	70,560	64,552	80,011	281,684	78,934	71,509	78,280
Adjusted EBITDA % of revenue	13.7%	14.0%	14.5%	18.9%	15.4%	17.1%	19.2%	18.6%	15.7%	17.6%	13.7%	13.7%	6.7%	14.4%	12.3%	11.4%	13.1%	14.8%

(1) Adjusted EBITDA for Q1 2019 excluded as one-time items $0.2 million of costs associated with the move of our corporate headquarters.

FLUENT

Fluent, Inc.

Fluent, Inc. – Investor Relations
www.investors.fluentco.com
InvestorRelations@fluentco.com
(917) 310-2070